UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 15, 2021

SILICON LABORATORIES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-29823	74-2793174
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

400 West Cesar Chavez, Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 416-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Exchange Act of 1934. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	SLAB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Exchange Act of 1934. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Severance Agreements

On May 15, 2021, the Compensation Committee of the Board of Directors of Silicon Laboratories Inc. (the “Company”) approved, and the Company entered into, the CEO Severance Agreement in the form attached hereto as Exhibit 10.1 with G. Tyson Tuttle and the Executive Severance Agreement in the form attached hereto as Exhibit 10.2 with John Hollister, Matt Johnson, Brandon Tolany and Mark Mauldin. These agreements replace the CEO Change in Control Agreement and Change in Control Agreements previously entered into with such individuals.

The agreements provide for the following potential payments and benefits upon a Change in Control Termination (as defined in the agreements): (a) 100% of annual base salary (200% in the case of the CEO), (b) 100% of target variable compensation for a full fiscal year (200% in the case of the CEO), (c) any actual earned bonus, commission or other short term cash incentive compensation for the fiscal year preceding the Change in Control Termination to the extent such amount has not already been paid, (d) a pro-rated portion of target variable compensation for the full fiscal year in which the Change in Control Termination occurs, (e) stock options, restricted stock, and restricted stock units shall become fully vested, (f) market stock units and performance stock units shall be vested at the greater of actual performance or 100% of the target value, and (g) a lump sum equal to the pre-tax cost of 12 months of continued COBRA coverage (24 months in the case of the CEO).

The agreements provide for the following potential payments and benefits upon a Non-CIC Termination (as defined in the agreements): (a) 100% of annual base salary, (b) 100% of target variable compensation for a full fiscal year, (c) any actual earned bonus, commission or other short term cash incentive compensation for the fiscal year preceding the Non-CIC Termination to the extent such amount has not already been paid, (d) a pro-rated portion of actual earned bonus for the full fiscal year in which the Non-CIC Termination occurs, (e) restricted stock units that would have vested within 12 months following such termination shall become fully vested, and (f) a lump sum equal to the pre-tax cost of 12 months of continued COBRA coverage.

Each of the agreements is effective until October 31, 2024. The foregoing descriptions are qualified in their entirety by the text of the agreements.

Performance Stock Units

On May 15, 2021, the Compensation Committee of the Board of Directors of the Company approved a form of Performance Stock Units Grant Notice and Global PSU Award Agreement (the “PSU Award Agreement”) under its 2009 Stock Incentive Plan, as amended and restated, attached hereto as Exhibit 10.3. On May 15, 2021, the Compensation Committee of the Board of Directors of the Company also granted awards of PSUs to certain executive officers in the amounts set forth in the table below (the “PSU Awards”):

Name of Executive Officer	Target Number of PSUs
Tyson Tuttle	18,258
Matt Johnson	8,778
John Hollister	6,671
Brandon Tolany	5,267
Mark Thompson	5,267

The PSU Awards will be earned based upon the level of achievement of the following three performance criteria (each as defined in the PSU Award Agreement):

•	3-Year CAGR (weighted 50%)

•	Year 2 Non-GAAP Operating Income Margin (weighted 25%)

•	Year 3 Non-GAAP Operating Income Margin (weighted 25%)

The PSU Awards are all subject to the terms and conditions of the 2009 Stock Incentive Plan, as amended and restated, and the form of PSU Award Agreement, a copy of which is attached as Exhibit 10.3 to this Form 8-K and incorporated herein by reference.

Restricted Stock Units

On May 15, 2021, the Compensation Committee of the Board of Directors of the Company also granted awards of restricted stock units to certain executive officers in the amounts set forth in the table below (the “RSU Awards”):

Name of Executive Officer	Number of RSUs
Tyson Tuttle	18,258
Matt Johnson	8,778
John Hollister	6,671
Brandon Tolany	5,267
Mark Thompson	5,267

The RSU Awards are all subject to the terms and conditions of the 2009 Stock Incentive Plan, as amended and restated, and the form of Restricted Stock Units Grant Notice and Global Restricted Stock Units Award Agreement attached as Exhibit 10.7 to the Form 10-K filed on February 1, 2017.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

10.1	Silicon Laboratories Inc. Form of CEO Severance Agreement

10.2	Silicon Laboratories Inc. Form of Executive Severance Agreement

10.3	Silicon Laboratories Inc. Form of Performance Stock Units Grant Notice and Global PSU Award Agreement under Registrant’s 2009 Stock Incentive Plan, as amended and restated

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILICON LABORATORIES INC.
May 17, 2021	/s/ John C. Hollister
Date	John C. Hollister Senior Vice President and Chief Financial Officer (Principal Financial Officer)